SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 18, 2005

MACROMEDIA, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-22688	94-3155026
(Commission File Number)	(IRS Employer Identification No.)

601 Townsend Street, San Francisco, California	94103
(Address of principal executive offices)	(Zip Code)

(415) 252-2000

(Registrant’s telephone number, including area code)

601 Townsend Street, San Francisco, CA 94103

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02:  Results of Operations and Financial Condition.

The following information, including the text of the press release attached as an exhibit to this Form 8-K, is being furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

On April 18, 2005, Macromedia, Inc. (the “Company”) issued a press release (the “Press Release”) announcing certain of the Company’s results for the fourth quarter of fiscal 2005. A copy of the Press Release is attached as Exhibit 99.1 to this Form 8-K.

The Form 8-K and the information furnished herein shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 9.01:  Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

Exhibit No.	Description
99.1*	Registrant’s press release, issued April 18, 2005.

*                 Exhibit 99.1 is being furnished to the Securities and Exchange Commission (“SEC”) pursuant to Item 2.02 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACROMEDIA, INC.

Date: April 18, 2005	By:	/s/ Elizabeth A. Nelson
Elizabeth A. Nelson
Executive Vice President,
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Registrant’s press release, issued April 18, 2005.

*               Exhibit 99.1 is being furnished to the Securities and Exchange Commission (“SEC”) pursuant to Item 2.02 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.